SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549
                                 ______________

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):       March 31, 2010

                          CRAFT BREWERS ALLIANCE, INC.
               (Exact Name of Registrant as Specified in Charter)


      Washington                         0-26542                 91-1141254
(State or Other Jurisdiction     (Commission file number)     (I.R.S. Employer
   of Incorporation)                                         Identification No.)

                            929 North Russell Street
                            Portland, OR 97227-1733
               (Address of Principal Executive Offices, Zip Code)

                                 (503) 331-7270
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

On March 31, 2010, Craft Brewers Alliance, Inc. held a public earnings conference call to discuss its financial results for the fiscal year ended December 31, 2009. A copy of the prepared earnings conference call script is attached as Exhibit 99.1 of this report on Form 8-K.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.


Item 9.01        Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.   Description
-----------   -----------

99.1          Fourth Quarter 2009 Earnings Conference Call Script, dated March
              31, 2010



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

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CRAFT BREWERS ALLIANCE, INC.



Dated:  April 6, 2010                   By: /s/Mark D. Moreland
                                            ------------------------------------
                                            Mark D. Moreland
                                            Chief Financial Officer and
                                              Treasurer




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